REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND STOCKHOLDERS

GROVE POWER, INC.

We have audited the accompanying balance sheet of R.B. Grove, Inc. Industrial and Service Departments, as of December 31, 2008, and the related statement of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.B. Grove Inc. Industrial and Service Departments, as of December 31, 2008, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Southfield, Michigan

August 27, 2009

R.B. Grove, Inc Industrial and Service Departments
Balance Sheet
December 31, 2008

Assets

Current Assets
Account Receivables, net	$73,038
Inventories, net	427,307

Total Current Assets	500,345

Property and Equipment, net	5,168

Total Assets	$505,513

Liabilities and Departmental Equity

Current Liabilities
Accounts payable – Trade	$102,449
Customer deposits	140,692
Accrued Liabilities	7,700

Total Liabilities	250,841

Departmental Equity	254,672

Total Liabilities and Departmental Equity	$505,513

See accompanying notes to the financial statements

R.B. Grove, Inc Industrial and Service Departments
Statement of Operations
For the year ended December 31, 2008

Net sales	$2,908,748

Cost of sales	1,993,510

Gross margin	915,238

Commission earned	196,112

1,111,351

General and administrative expenses	868,892

Other income, warranty credits	(12,214)

Net income	$254,672

See accompanying notes to the financial statements

R.B. Grove, Inc Industrial and Service Departments
Statement of Cash Flow
For the year ended December 31, 2008

Operating Activities
Net income	$254,672
Adjustment to reconcile net income to net
cash flows from operating activities:
Depreciation	1,654
Changes in:
Account Receivables	269,206
Inventory	362,662
Accounts payable	(34,402)
Customer Deposits	(9,738)
Accrued liabilities	7,700

Net cash provided by operations	851,754

Investing Activities
Purchase of Property and Equipment	(2,534)

Net cash used in investing activities	(2,534)

Financing Activities
Funds Transfer to R.B. Groves	(849,220)

Net cash used in financing activities	(849,220)

Net change in Cash	-

Cash at December 31, 2007	$-

Cash at December 31, 2008	$-

See accompanying notes to the financial statements

R.B. Grove, Inc Industrial and Service Departments

Notes to Financial Statements

1.	Background:

On June 11, 2009 (the “Closing Date”), Titan Energy Worldwide, Inc. (“Titan” or the “Registrant”) through its wholly owned subsidiary, Grove Power, Inc. (“Grove Power”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with R. B. Grove Inc. (“RBG”).  A copy of the Asset Purchase agreement was filed on June 17, 2009 as exhibit 10.1 on form 8-K. Grove Power acquired certain assets and liabilities of RBG’s Industrial and Service Department (“The Company”). The Company is engaged in the marketing, selling, distribution and servicing of backup and emergency power equipment in the state of Florida and certain other territories. The purchase of assets represented 31% of the total RBG’s assets at December 31, 2008. Liabilities assumed were 16% of the total RBG’s liabilities at December 31, 2008. The above financial statement represents the carved-out of the Industrial and Service Department financial data to prepare the financial statements on a standalone basis for these departments.

2.	Basis Presentation:

The accompanying financial statements have been prepared by management in accordance with U.S. generally accepted accounting principles (“GAAP”). These financial statements represent the carved-out Industrial and Service Departments of R.B. Grove, Inc. These carved-out financial statements have been prepared under SEC Rule 3-05(b) of Regulation S-X. The proforma financial statement and valuation of the purchase has been filed with Form 10-Q filed August 14, 2009. These financial statements should be read in conjunction with the aforementioned Form 10-Q.

3.	Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Revenue Recognition:

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements.” The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of sales arrangement, delivery has occurred, or services have been rendered, the price to the buyer is fixed or determinable, and collectability is reasonably assured.

5.	Fair Value of Financial Instruments :

The Company uses the following methods and assumptions to estimate the fair value of derivative and other financial instruments at the relative balance sheet date:

Short-term financial statements (cash equivalents, accounts receivable and payable, short-term borrowings, and accrued liabilities) - cost approximates fair value because of the short maturity period.

6.	Income Taxes:

The Company is part of RBG tax returns. RBG elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the shareholder of the S corporation is taxed on the proportionate share of the Company taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.

7.	Accounts Receivables, net:

The company generated account receivables in the normal course of business and grants credit to customers. Provision has been made for doubtful accounts Based on the anticipated collectivity of each account management has estimated the allowance to be $12,000 at December 31, 2008.

8.	Inventories, net:

Inventories are stated at the lower of cost, determined by a first in, first out method, or market. Inventories are adjusted for estimated obsolescence and written down to net realizable value based upon estimated of future demand, technology development and market conditions. Inventories comprise of the following at December 31, 2008:

Parts	$189,851
Finished Goods	268,456
Obsolescence Reserve	(31,000)
Total	$427,307

9.	Property and Equipment:

Property and Equipment are recorded at costs, net of accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives, which range from 5 to & years.

Computer Equipment	$5,087
Office furniture	4,528
Service Equipment	20,954
Accumulated Depreciation	(25,401)
Net Property & Equipment	$5,168
Depreciation expense	$1,654

10.	Operating Leases:

The Company has an 18 month sublease of its facilities in Doral, Florida from Doral 04, Inc. and a related party through common ownership. The monthly lease for the Company share of the lease is $5,157 and the Company sublease will expire on November 30, 2010. The total lease payment related to the facilities was $61,889 for the year ended December 31, 2009.

The Company also leases vehicles from Enterprise Fleet Services.  The total monthly lease payments amount to $4,097. All these leases are scheduled to expire by 2011 Total lease payments related to these vehicles were $52,046 for the year ended December 31, 2008.

Future minimum lease payments under the operating leases are $111,053 for year ended December 2009, $105,896 for the year ended December 31, 2010 and $20,094 for the year ended December 31, 2011.